Supplement dated March 12, 2009
to the Prospectuses

(Class A, B, C, F, P, R2 and R3 Shares)

LORD ABBETT AFFILIATED FUND	LORD ABBETT SECURITIES TRUST

Lord Abbett All Value Fund

Lord Abbett Strategic Allocation Fund

•  Alpha Strategy Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

Lord Abbett Large Cap Value Fund

Lord Abbett Micro Cap Growth Fund

Lord Abbett Micro Cap Value Fund

Lord Abbett Value Opportunities Fund

Effective March 12, 2009, the section of each Fund’s prospectus titled “Your Investment – Sales Charges – Reinvestment Privilege” is replaced in its entirety with the following:

Reinvestment Privilege.  If you redeem Class A or B shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 60th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy.  Special tax rules may apply.  Please see the Fund’s statement of additional information for more information.  If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC.  All accounts involved must have the same registration.  This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.